UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2009

Bottomline Technologies (de), Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire	03801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Bottomline Technologies (de), Inc. (the “Registrant” or the “Company”) on September 14, 2009. The amendment is being filed to include the financial information required under Item 9.01 that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b).

Historical audited financial statements of an acquired business are required if the acquisition exceeds certain quantitative tests of significance.  PayMode represents a significant acquisition, at a level requiring one year of historical audited financial statements.  The Company has concluded that it is impracticable to prepare full financial statements of PayMode and instead has furnished a statement of assets sold and a statement of revenues and direct expenses of PayMode for the period for which audited financial information is required.  These financial statements are included at Exhibit 99.2.

The conclusion that it was impracticable to prepare full historical financial statements for PayMode was based on a number of factors, including:

•
PayMode was neither a separate legal entity nor an entity that had been subject to discrete financial reporting within Bank of America.  On a historical basis, separate financial statements for PayMode had never been prepared.

•	Bank of America did not maintain separate administrative support functions, such as for finance, treasury, tax and legal, for PayMode; these functions were provided by the Bank at the corporate level.
•	Certain corporate level expenses, such as interest and income taxes, had never been allocated to PayMode.

In addition to the conclusion that full financial statements were impracticable, the Company believes that the historical financial information that follows is a more meaningful financial reporting alternative than full financial statements since it provides information that is specific to the operation of PayMode.

Item 9.01 of the aforementioned Current Report on Form 8-K is hereby amended to read as follows:

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited statements of assets sold and revenues and direct expenses of PayMode as of and for the year ended December 31, 2008 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

 (b) Pro forma Financial Information.

The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1†	Asset Purchase Agreement, dated as of August 5, 2009 between the Registrant and Bank of America, N.A.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.1*	Press Release dated August 5, 2009.

99.2	Audited statements of assets sold and revenues and direct expenses of PayMode as of and for the year ended December 31, 2008.

99.3	Unaudited pro forma condensed combined financial information of the Registrant.

†Previously filed as an exhibit to the Quarterly Report on Form 10-Q on November 9, 2009.
*Previously filed as an exhibit to the Current Report on Form 8-K on August 6, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC

Date: November 24, 2009	By:	/s/ Kevin Donovan
Kevin Donovan
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1†	Asset Purchase Agreement, dated as of August 5, 2009 between the Registrant and Bank of America, N.A.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.1*	Press Release dated August 5, 2009.

99.2	Audited statements of assets sold and revenues and direct expenses of PayMode as of and for the year ended December 31, 2008.

99.3	Unaudited pro forma condensed combined financial information of the Registrant.

†Previously filed as an exhibit to the Quarterly Report on Form 10-Q on November 9, 2009.
*Previously filed as an exhibit to the Current Report on Form 8-K on August 6, 2009.